Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Riddle Records, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/Jacques Tizabi
--------------------------------
Jacques Tizabi
Chief Executive Officer
October 12, 2004



/s/Ali Moussavi
--------------------------------
Ali Moussavi
Chief Financial Officer
October 12, 2004



     A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY THE SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.